Exhibit 23.2

Independent Auditors’ Consent

The Board of Directors

Pinnacle Bankshares Corporation:

We consent to the use of our report incorporated by reference in the Annual Report on Form 10-KSB for the year ended December 31, 2003, incorporated by reference herein.

/s/ KPMG LLP

Roanoke, Virginia

May 19, 2004